SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BIOAMBER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BIOAMBER INC.

1250 Rene Levesque West, Suite 4310

Montreal, Quebec, Canada H3B 4W8

(514) 844-8000

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of BioAmber Inc. (“BioAmber” or the “Company”) to be held on April 27, 2018 at 10:00 a.m. local time, at the offices of the Company, 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B 4W8. At the special meeting, you will be asked to consider and vote upon:

1.	a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock, par value $0.01 per share, of the Company from 250,000,000 to 1,000,000,000;

2.	a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than fifty-to-one and not more than three-hundred-to-one, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors; and

3.	a proposal to approve one or more adjournments to the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of Proposal 1 or Proposal 2.

The Notice of Meeting and proxy statement on the following pages describe in greater detail the matters to be presented at the special meeting and other information you may find useful in determining how to vote.

The Board of Directors of BioAmber has determined that each of Proposal 1 and Proposal 2 is in the best interests of BioAmber and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote “FOR” each matter to be considered. We encourage you to read the proxy statement and the accompanying appendices carefully and in their entirety.

We hope you can join us at the special meeting. As a stockholder, your vote is important, regardless of the number of shares of BioAmber common stock you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instruction provided in the enclosed proxy card, or, if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the special meeting, you will be able to vote in person even if you have previously voted.

On behalf of your Board of Directors, I thank you for your ongoing interest and investment in BioAmber Inc.

Sincerely,

Richard Eno

Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement and form of proxy are dated March 30, 2018 and are first being mailed to stockholders on or about March 30, 2018.

BIOAMBER INC.

1250 Rene Levesque West, Suite 4110

Montreal, Quebec, Canada H3B 4W8

(514) 844-8000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. local time on Friday, April 27, 2018

PLACE	Offices of BioAmber Inc. at 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B 4W8

ITEMS OF BUSINESS

1.  To consider and vote upon a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock, par value $0.01 per share, of the Company from 250,000,000 to 1,000,000,000 (“Proposal 1”).

2.  To consider and vote upon a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than fifty-to-one and not more than three-hundred-to-one, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors (“Proposal 2”).

3.  To consider and vote upon a proposal to approve one or more adjournments to the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of Proposal 1 or Proposal 2 (“Proposal 3”).

RECORD DATE	You are entitled to vote at the special meeting and any adjournment or postponement thereof if you owned shares of the Company’s common stock as of the close of business on March 15, 2018. To ensure your representation at the special meeting, please submit your proxy as soon as possible, whether over the Internet, by telephone or by returning the enclosed proxy card by mail. Please follow the instructions for submitting your proxy detailed on the enclosed proxy card.

THE MEMBERS OF THE BIOAMBER BOARD OF DIRECTORS VOTING ON THE MATTER UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, IF NECESSARY.

By Order of the Board of Directors,

Mario Settino

Chief Financial Officer and Secretary

Montreal, Quebec

March 30, 2018

YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS INSTRUCTED ON THE ENCLOSED PROXY CARD FOR YOUR SHARES AS SOON AS POSSIBLE. YOU MAY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL BY

FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED. IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE MEETING EXCEPT AS OTHERWISE DISCUSSED IN THE PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the Internet of our proxy materials related to our forthcoming annual meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly-accessible website.

The notice of annual meeting of shareholders, proxy statement, form of proxy card and our most recent Annual Report on Form 10-K are available at http://investor.bio-amber.com/sec-filings. If you plan to attend the annual meeting in person, you may obtain directions to the meeting site by written request directed to the Secretary, c/o BioAmber Inc., 1250 Rene Levesque West, Suite 4110 Montreal, Quebec, Canada H3B 4W8 or by telephone at (514) 844-8000.

Page
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2
THE SPECIAL MEETING	6
PROPOSAL 1: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	8
PROPOSAL 2: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK	14
PROPOSAL 3: GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES	21
STOCKHOLDERS’ PROPOSALS	25
WHERE YOU CAN FIND MORE INFORMATION	26
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	27
OTHER MATTERS	27

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, the appendices attached hereto, the documents to which we refer you in this proxy statement, and other information incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction, the anticipated results of the proposed transaction and the timing of the proposed transaction. BioAmber intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. These forward-looking statements contain projections of our future results of operations or financial position or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “projected,” “should,” “target,” “will” and “would,” or similar words. We believe it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.

You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, some of which are beyond our control. These risks, uncertainties, and other factors may cause our actual results, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements. Some of the factors that might cause these differences include the risks detailed in BioAmber’s filings with the Securities and Exchange Commission (the “SEC”), including BioAmber’s Annual Report on Form 10-K for the year ended December 31, 2016, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and in other reports we have filed with the SEC. See the section of this prospectus titled “Where You Can Find More Information.”

Given these uncertainties, you should not place undue reliance on our forward-looking statements. These forward-looking statements speak only as of the date on which the statements were made and are not guarantees of any future results, levels of activity, performance or achievements. Except as may be required by applicable law, we do not intend to update, and assume no obligation to update, any forward-looking statements. All forward-looking statements in this document and in documents incorporated by reference herein are qualified in their entirety by this cautionary statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

This section provides answers to frequently asked questions about the special meeting and the proposals to be voted upon at the special meeting. In this proxy statement, we refer to BioAmber Inc. as “BioAmber,” the “Company,” “we” and “us.”

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because you were a stockholder of BioAmber as of the close of business on March 15, 2018, the record date for the special meeting, which entitles you to vote at the special meeting. This proxy statement is being furnished to you by BioAmber as part of the solicitation of proxies by our Board of Directors for the special meeting. We encourage you to read the proxy statement and the accompanying appendices carefully and in their entirety.

Q:	When and where will the special meeting be held?

A:	The special meeting will be held at the offices of BioAmber Inc., which are located at 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B 4W8 on April 27, 2018, at 10:00 a.m. local time.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the notice of special meeting of stockholders; (2) this proxy statement and any appendices thereto; and (3) a proxy card or voting instruction card.

Q:	What proposals will be voted on at the special meeting?

A:	There are three matters on which a vote is scheduled at the special meeting:

•	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (our “certificate of incorporation”) to increase the authorized shares of common stock, par value $0.01 per share, of the Company from 250,000,000 to 1,000,000,000 (the “Authorized Shares Increase Proposal” or “Proposal 1”);

•	A proposal to approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio of not less than fifty-to-one and not more than three-hundred-to-one, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors (the “Reverse Stock Split Proposal” or “Proposal 2”); and

•	A proposal to approve one or more adjournments to the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of Proposal 1 or Proposal 2 (the “Adjournment Proposal” or “Proposal 3”).

Management and the Board of Directors of BioAmber know of no other matters to be brought before the special meeting. If any other matters are properly presented to the stockholders for action at the special meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of common stock represented by such proxy are entitled to vote.

Q:	How does the BioAmber Board of Directors recommend that I vote on the proposals?

A:	Our Board of Directors unanimously determined that the Authorized Shares Increase Proposal (Proposal 1) and the Reverse Stock Split Proposal (Proposal 2) are advisable and in the best interests of BioAmber and our stockholders and unanimously recommend that you vote your shares:

•	FOR the Authorized Shares Increase Proposal (Proposal 1);

•	FOR the Reverse Stock Split Proposal (Proposal 2); and

•	FOR the Adjournment Proposal (Proposal 3).

For a more detailed discussion of why you should vote “FOR” Proposal 1, Proposal 2 and Proposal 3, see “Proposal 1 – Amendment to the Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock,” “Proposal 2 – Amendment to the Amended and Restated Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Outstanding Common Stock” and “Proposal 3 – Grant of Discretionary Authority to Adjourn the Special Meeting if Necessary to Solicit Additional Proxies.”

Q:	What shares may I vote?

A:	You may vote all shares of common stock of the Company that you owned as of the close of business on the Record Date. These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. On the Record Date, there were approximately 126,150,655 shares of our common stock issued and outstanding.

Q:	How do I vote if I am a stockholder of record?

A:	If your shares are registered directly in your name with BioAmber’s transfer agent, Computershare Trust Company, N.A., you may vote:

•	by telephone by following the voting instructions printed on your proxy card;

•	by Internet by following the voting instructions printed on your proxy card;

•	by completing, signing and dating each proxy card that you receive; or

•	in person by appearing and casting your vote at the special meeting.

If you are voting by telephone or via the Internet, your voting instructions must be received by the date and time indicated on the applicable proxy card(s). Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the special meeting in person, to ensure that your shares of BioAmber common stock are present in person or represented at the special meeting.

If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted “FOR” Authorized Shares Increase Proposal (Proposal 1), “FOR” Reverse Stock Split Proposal (Proposal 2) and “FOR” Adjournment Proposal (Proposal 3). With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by BioAmber will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:

If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” If your shares are held in “street name,” your brokerage firm, bank, trust or other nominee, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms, banks, trusts and other nominees have authority to vote customers’ unvoted shares on routine matters. Proposal 1, Proposal 2 and Proposal 3 are currently considered routine matters. If you do not give a proxy to your brokerage firm, bank, trust or other nominee to vote your shares, your brokerage firm, bank, trust or other nominee may either: vote your shares on routine matters, or leave your shares unvoted. We therefore strongly encourage you to provide voting instructions to your brokerage firm, bank, trust or other nominee by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm, bank, trust or other nominee about how to submit your proxy to them. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

Q:	May I attend the special meeting in person?

A:	You are invited to attend the special meeting in person. All stockholders attending the special meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the special meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags or packages will be permitted in the special meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the special meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the special meeting, stockholders agree to abide by the agenda and procedures for the special meeting, copies of which will be distributed to attendees at the meeting.

Q:	What is the quorum requirement for the special meeting?

A:	The quorum requirement for holding the special meeting and transacting business is a majority of the shares entitled to vote. The shares may be present in person or represented by proxy at the special meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” (described below) will not be counted for this purpose.

Q:	What is the voting requirement to approve each of the proposals?

A:	Pursuant to the provisions of our certificate of incorporation and the Delaware General Corporation Law, each of the Authorized Shares Increase Proposal (Proposal 1) and the Reverse Stock Split Proposal (Proposal 2) must be approved by the affirmative vote of the majority of the outstanding shares of common stock entitled to vote on such proposals.

The Adjournment Proposal (Proposal 3) must be approved by a majority of the votes properly cast with respect to such proposal. In each case, a quorum must be present at the special meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the special meeting for the purpose of determining a quorum. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to approve the Authorized Shares Increase Proposal (Proposal 1) and the Reverse Stock Split Proposal (Proposal 2). With respect to the Adjournment Proposal (Proposal 3), because abstentions are not considered votes cast for the foregoing purpose, abstentions will have no effect on the vote for this proposal.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” but brokers do not have discretionary authority to vote on matters that are deemed “non-routine.” Each of the Authorized Shares Increase Proposal

(Proposal 1), the Reverse Stock Split Proposal (Proposal 2) and the Adjournment Proposal (Proposal 3) are matters that are deemed routine. Accordingly, these proposals may be voted upon by your broker if you do not submit voting instructions. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Am I entitled to dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our Second Amended and Restated Bylaws (our “bylaws”) to any stockholder with respect to any of the matters proposed to be voted on at the special meeting.

Q.	Who can help answer my other questions?

A.	If you have questions about the special meeting, submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:

1407 Broadway - 27th Floor

New York, NY 10018

Call Toll-Free (800) 322-2885

(212) 929-5500 (Call Collect)

Email: proxy@mackenziepartners.com

THE SPECIAL MEETING

Date, time, place and purpose of the special meeting

This proxy statement is being furnished to BioAmber stockholders as part of the solicitation of proxies by our Board of Directors for use at the special meeting to be held at the offices of BioAmber Inc., which are located at 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B 4W8 on April 27, 2018, at 10:00 a.m. local time.

The purpose of the special meeting is for BioAmber stockholders to consider and vote on the following:

•	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (our “certificate of incorporation”) to increase the authorized shares of common stock, par value $0.01 per share, of the Company from 250,000,000 to 1,000,000,000 (“Proposal 1”);

•	A proposal to approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio of not less than fifty-to-one and not more than three-hundred-to-one, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors (“Proposal 2”); and

•	A proposal to approve one or more adjournments to the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of Proposal 1 or Proposal 2 (“Proposal 3”).

Solicitation

The enclosed proxy is being solicited by BioAmber’s Board of Directors. BioAmber has retained MacKenzie Partners, Inc. as proxy solicitor to assist in the solicitation of proxy votes. The proxy solicitor’s services include advisory, consulting and proxy solicitation services. The cost of retaining such proxy solicitor is estimated to be $8,500. The costs of the solicitation will be borne by BioAmber. Proxies may be solicited personally or by mail, telephone or facsimile by directors, officers and regular employees of BioAmber, none of whom will receive any additional compensation for such solicitations. BioAmber will reimburse banks, brokers, nominees, custodians and fiduciaries for reasonable out-of-pocket expenses they incur in forwarding copies of this proxy statement to beneficial owners of shares of BioAmber common stock and in obtaining voting instructions from those owner.

Stockholder List

A list of BioAmber stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices located at 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B 4W8 at least ten days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting. The list will also be available at the special meeting for inspection by any stockholder present at the special meeting.

Voting Rights and Votes Required

Holders of shares of BioAmber common stock, at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. On the record date, approximately 126,150,655 shares of common stock were outstanding. Holders of common stock are entitled to one vote per share.

The presence, in person or by proxy, of holders of a majority of the shares entitled to vote as of the record date constitutes a quorum for the transaction of business at the special meeting. In the event there are not sufficient shares represented for a quorum or votes to approve any proposals at the time of the special meeting, the special meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements. Broker non-votes will not be counted for this purpose.

The approval of the Authorized Shares Increase Proposal (Proposal 1) and the Reverse Stock Split Proposal (Proposal 2) will require the affirmative vote of the majority of the outstanding shares of common stock entitled to vote. The approval of the Adjournment Proposal (Proposal 3) which the BioAmber stockholders will be asked to approve, if necessary, if necessary, to solicit additional proxies if BioAmber has not obtained sufficient affirmative stockholder votes to approve the Authorized Shares Increase Proposal (Proposal 1) and the Reverse Stock Split Proposal (Proposal 2) will require the approval of a majority of the votes properly cast with respect to such matter as long as a quorum is achieved.

Shares of common stock represented by all properly executed proxies received by April 26, 2018 by 11:59 p.m. Eastern Time will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of common stock represented by such proxy will be voted “FOR” the approval of the Authorized Shares Increase Proposal, “FOR” the approval of the Reverse Stock Split Proposal and “FOR” the approval of the Adjournment Proposal.

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (1) providing notice in writing to BioAmber’s Corporate Secretary that the proxy is revoked; (2) presenting to BioAmber a later-dated proxy; or (3) by attending the special meeting and voting in person.

PROPOSAL 1:

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK

General

On March 27, 2018, our Board of Directors determined that it is advisable and in our and our stockholders’ best interests to increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 250,000,000 shares to 1,000,000,000 shares. Accordingly, stockholders are asked to approve an amendment to our certificate of incorporation to effectuate such increase. The form of the proposed amendment to the certificate of incorporation is attached to this proxy statement as Appendix A, which you should carefully review.

Purpose of the Amendment

We are seeking stockholder approval of Proposal 1 because it is necessary to increase the amount of authorized common stock permitted to be issued under our Amended and Restated Certificate of Incorporation in order to have a sufficient amount of common stock to (i) allow the issuance of common stock upon exercise of the Outstanding Warrants (as defined below), (ii) allow the issuance of common stock upon exercise of the outstanding stock options granted under the Company’s 2008 Stock Option and Incentive Plan and the Company’s Amended and Restated 2013 Stock Option and Incentive Plan (the “Outstanding Stock Options”) and (iii) continue to have sufficient common stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments. The increase of authorized shares of common stock from 250,000,000 shares to 1,000,000,000 shares will yield sufficient shares of common stock authorized and reserved to cover exercise of all of the Outstanding Warrants and Outstanding Stock Options.

Outstanding Shares

Our certificate of incorporation currently provides us with the authority to issue up to 250,000,000 shares of common stock. As of March 14, 2018, we had 126,150,655 shares of common stock issued and outstanding. Below is a table that calculates the shares available for future issuance and issuable upon exercise or conversion of the Outstanding Warrants and Outstanding Stock Options as of March 14, 2018.

Shares of Common Stock
Authorized shares of common stock	250,000,000
Issued and outstanding shares of common stock, including treasury shares	126,150,655
Shares available for future issuance	123,849,345
Shares issuable upon conversion of the Outstanding Stock Options	7,266,648
Shares issuable upon conversion of the Outstanding Warrants	339,564,098

(222,981,401)

Below is a table that calculates the projected shares available for future issuance assuming that Proposal 1 is approved.

Shares of Common Stock
Authorized shares of common stock	1,000,000,000
Issued and outstanding shares of common stock, including treasury shares	126,150,655
Shares available for future issuance	873,849,345
Shares issuable upon conversion of the Outstanding Stock Options	7,266,648
Shares issuable upon conversion of the Outstanding Warrants	339,564,098

527,018,599

Outstanding Warrants

As of March 14, 2018, we had warrants to purchase 339,564,098 shares of our common stock outstanding, with a weighted exercise price of $0.0854. As of March 14, 2018, we had options to purchase 7,266,648 shares of our common stock outstanding, with a weighted exercise price of $5.55.

These warrants are described in more detail below. In each case, the summaries provided below or elsewhere in this proxy statement are subject to and qualified in their entirety by the form of warrant or agreement, as applicable, which have been filed as exhibits to our Registration Statements on Form S-1 and/or Current Reports on Form 8-K.

February 2018 Warrants

On February 9, 2018, we sold 15,969,166 Series A Units, with each Series A Unit consisting of one share of our common stock, one Series A common stock purchase warrant, or “Series A common warrant,” to purchase one share of our common stock, and one Series B common stock purchase warrant, or “Series B common warrant,” to purchase one share of our common stock and one Series C common stock purchase warrant, or “Series C common warrant,” to purchase that number of shares of our common stock as set forth therein (and the shares of common stock issuable from time to time upon exercise of these common warrants) to certain institutional investors in a registered direct offering. For investors whose purchase of Series A Units would have resulted in such investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% of our outstanding common stock following the closing of the offering, we offered the opportunity to purchase, in lieu of Series A Units that have would otherwise resulted in ownership in excess of 4.99% of our outstanding common stock, 30,935,833 Series B Units. Each Series B Unit consists of one pre-funded common stock purchase warrant, or “pre-funded warrant,” to purchase one share of our common stock, one Series A common warrant, one Series B common warrant and one Series C common warrant (the Series A common warrants, Series B common warrants, Series C common warrants and pre-funded common warrants, collectively, the “February 2018 Common Warrants”).

320,787,498 shares of our common stock are issuable upon exercise of the February 2018 Common Warrants.

August 2017 Warrants

On August 11, 2017, we issued and sold 14,666,667 shares of our common stock, together with warrants to purchase up to 14,666,667 shares of common stock with an initial exercise price of $0.75 per share (the “August 2017 Underwritten Warrants”), subject to the adjustments set forth in the August 2017 Underwritten Warrants in an underwritten public offering. Concurrent with this offering, we entered into subscription agreements with certain of our officers and directors to issue and sell in a private placement an aggregate of 273,331 shares of common stock, together with warrants to purchase up to 273,331 shares of common stock with an initial exercise price of $0.75 per share of common stock (the “August 2017 Private Placement Warrants” and, together with the August 2017 Underwritten Warrants, the “August 2017 Common Warrants”).

14,939,998 shares of our common stock are issuable upon exercise of the August 2017 Common Warrants.

January 2017 Warrants

On January 23, 2017, we issued and sold 3,684,212 shares of common stock, together with warrants to purchase up to 1,842,106 shares of Common Stock with an initial exercise price of $5.50 per share of Common Stock (the “January 2017 Warrants”), subject to certain adjustments, at a price to the public of $4.75 per fixed combination consisting of one share of common stock and associated January 2017 Warrant to purchase one-half share of our common stock. The Company also granted the underwriters a 30-day option to purchase up to an additional

552,632 shares of common stock and/or warrants to purchase 276,316 shares of common stock at the public offering price, which the underwriters exercised in full on January 27, 2017.

2,118,422 shares of our common stock are issuable upon exercise of the January 2017 Common Warrants.

Legacy Warrants

As of March 14, 2018, our outstanding warrants issued prior to our initial public offering (which we refer to as “legacy warrants,” and together with the January 2017 Common Warrants, August 2017 Common Warrants and February 2018 Common Warrants, the “Outstanding Warrants”) consist of the following (if applicable, as adjusted to reflect the effect of anti-dilution protection on the number of shares issuable upon exercise of such warrant):

•	On February 6, 2009, the Company issued warrants to purchase up to 159,390 shares of common stock (the “February 2009 Warrants”).

•	On April 17, 2009, the Company issued warrants to purchase up to 44,240 shares of common stock (the “April 2009 Warrants”).

•	On June 22, 2009, the Company issued warrants to purchase up to 991,217 shares of common stock common stock (the “June 2009 Warrants”).

•	On April 11, 2011, the Company issued warrants to purchase up to 523,333 shares of common stock (the “2011 Warrants”).

1,718,180 shares of our common stock are issuable upon exercise of the legacy warrants.

Post-Closing Purchase Price Adjustment and Limitation on Exercise of Warrants

If at any time while any of the February 2018 Common Warrants are outstanding we issue common stock or any type of securities giving the holders thereof the right to purchase common stock at a price below the as-adjusted purchase price of the pre-funded warrants or the exercise price of the Series A common warrants and the Series B common warrants, the purchasers of the February 2018 Common Warrants will have full-ratchet anti-dilution protection on any outstanding pre-funded warrants (via an increase in the number of shares of common stock underlying the pre-funded warrants) and the Series A common warrants and Series B common warrants (via a decrease in the exercise price per share thereof), subject to a $0.05 floor. In addition, the August 2017 Common Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the warrants, with certain exceptions. This anti-dilution protection was triggered in connection with the sale of the February 2018 Common Warrants. The June 2009 Warrants and 2011 Warrants contain anti-dilution protection in the event that we issue any common stock, securities convertible into common stock, or other securities at a price below the then-existing exercise price of such warrants, with certain exceptions. The anti-dilution protection contains a price adjustment and an adjustment to the number of shares issuable upon exercise of such warrants. This anti-dilution protection was triggered in connection with our underwritten public offerings in 2015 and in 2016, as well as by our offerings in August 2017 and February 2018. The issuance of additional securities in connection with the adjustment to the exercise price of such warrants could result in further dilution to our stockholders.

The number of shares of common stock that we issue upon exercise or conversion of the February 2018 Common Warrants may not exceed the number of shares of common stock authorized under our certificate of incorporation, less the number of shares of common stock then outstanding or reserved for issuance upon exercise or conversion of other convertible securities that are then outstanding. Such limit may be increased by procuring an increase in the number of our authorized shares of common stock or reducing the number of outstanding shares of common stock, including through a reverse split of our common stock.

Reasons for the Proposed Increase in Number of Authorized Shares of Common Stock

We Do Not Have Sufficient Authorized Shares for Exercise of the Outstanding Warrants

The Outstanding Warrants represent the right to purchase an additional 339,564,098 shares of our common stock, accounting for anti-dilution provisions contained in the Outstanding Warrants, as applicable, that have been triggered to date.

The outstanding award agreements under the 2008 Plan and 2013 Plan represent the right (assuming all vesting conditions have been met) to purchase an additional 7,266,648 shares of our common stock.

We currently do not have sufficient shares authorized for exercise of the Outstanding Warrants and Outstanding Stock Options in full, and the Outstanding Warrants and Outstanding Stock Options will not be exercisable in full unless we file an amendment to our certificate of incorporation, subject to approval by its stockholders, to increase the number of authorized shares of the Company’s common stock such that all of the Outstanding Warrants and Outstanding Stock Options may be exercised in full by the holders thereof.

Contractual Obligations Pursuant to the Outstanding Warrants

Pursuant to the terms of the Outstanding Warrants, and, as applicable, the offering or sale documents relating to the same, we are contractually obligated to reserve and keep available a sufficient number of shares of common stock for the purpose of enabling us to issue shares pursuant to contracts governing the rights and obligations of the Company and purchasers of the Outstanding Warrants with respect to the Outstanding Warrants. Pursuant to certain of the February 2018 Common Warrants and the related offering and sale documents, we are contractually obligated to keep reserved a sufficient number of shares of common stock for the purpose of enabling us to issue shares pursuant to the agreement. If on any date, the number of authorized but unissued, and otherwise unreserved, shares is insufficient to meet this obligation, then we are contractually obligated to use commercially reasonable efforts to, pursuant to the Securities Purchase Agreement, and to immediately take all action necessary to, pursuant to the February 2018 Common Warrants, amend our certificate of incorporation to increase the number of authorized shares to a minimum number calculated in accordance with the provisions of the 2018 Warrant Purchase Agreement, as soon as possible and in any event not later than the 75th day after such date. The sale of the February 2018 Common Warrants triggered this obligation. We must use our best efforts to solicit our stockholders’ approval of such increase in authorized shares of common stock and to cause our Board of Directors to recommend to the stockholders that they approve such proposal.

Pursuant to certain of the Outstanding Warrants, if we fail for any reason to deliver to the holder of the warrant the shares of common stock for which the warrant has been exercised by a certain delivery date, as more fully detailed by the warrant, we shall pay to the holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of common stock shares underlying the exercise of the warrant, as calculated pursuant to the warrant, $10 per trading day for each trading day (increasing to $20 per trading day on the fifth such day after such liquidated damages begin to accrue) after such delivery date until such shares of common stock are delivered or the holder rescinds their exercise.

Future Capital Raising and General Corporate Purposes

In addition to being necessitated by the exercise and conversion terms of the Outstanding Warrants, our Board of Directors believes that the proposed increase in the number of authorized shares of common stock will also benefit us by improving our flexibility in considering opportunities that require the issuance of shares of common stock. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock dividends, the consummation of equity-linked financings involving common stock or securities convertible into or exercisable for common stock (“common stock derivatives”) including refinancings of current or future indebtedness involving the issuance of common stock or common stock derivatives, acquisition or strategic joint venture transactions involving the issuance of common stock or common stock derivatives, grants of common stock and common stock derivatives to our current and future employees and consultants, or for other general purposes that our Board of Directors may deem advisable from time to time.

In determining the size of the proposed authorized share increase, our Board of Directors considered a number of factors, including the factors set forth above, our historical issuances of shares and our potential future needs, including that over a number of years that we may potentially need additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans.

Consequences of Failure to Obtain Stockholder Approval

Impact on Funding and Ability to Raise Capital

If the stockholders do not approve Proposal 1, we may also not have needed additional shares available for financing transactions or would be required to seek stockholder approval in connection with any such transaction, which could delay, prevent or otherwise have a material adverse effect on the transaction or our ability to raise capital and may cause the loss of significant business opportunities. Any of the foregoing outcomes could adversely affect our financial performance, growth and ability to continue our operations. In addition, our failure to obtain the approval of our stockholders for this Proposal 1 and fulfill our obligations to the investors as described in the purchase agreements pursuant to which investors purchased any of the Outstanding Warrants could adversely affect our ability to raise capital in the future and have a detrimental impact on our capital raising efforts. It is also possible that investors or potential new investors may be unwilling to participate in such future transactions. The exercise of Outstanding Warrants for cash provides the Company with an additional funding source, which we will forego if there are insufficient authorized shares for the exercise of the Outstanding Warrants.

Contractual Obligations Pursuant to the Outstanding Warrants

Please see the discussion under “– Reasons for the Proposed Increase in Number of Authorized Shares of Common Stock – Contractual Obligations Pursuant to the Outstanding Warrants.”

Principal Effects of Increase in Number of Authorized Shares of Common Stock

If stockholders approve this Proposal 1, the additional authorized common stock will have rights identical to the currently outstanding shares of our common stock. The proposed amendment will not affect the par value of the common stock, which will remain at $0.01 per share. Approval of this Proposal 1 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock. Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders.

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, our Board of Directors will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. Stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of common stock, or securities that are convertible into common stock, in order to maintain their proportionate ownership interests in the Company. The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock. The perception that there might be additional dilution to our existing stockholders may put pressure on our stock price. We can provide no assurance that we will be successful in amending our certificate of incorporation to increase the number of shares of common stock that are available for issuance, or that the Authorized Shares Increase Amendment will not have an adverse effect on our stock price.

If stockholders approve this Proposal 1, then we will have sufficient shares for the exercise of the Outstanding Warrants, which, if the Outstanding Warrants are exercised, will be a source of additional funding to us via payment of the warrant exercise price.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. Our stockholders do not have preemptive rights with respect to our common stock. Accordingly, should our Board of Directors elect to issue additional shares of our common stock, existing stockholders would not have any preferential rights to purchase the shares.

Effectiveness of the Authorized Shares Amendment

If the Authorized Shares Increase Amendment is approved by our stockholders, it will become effective upon the acceptance by the Secretary of State of the State of Delaware of the filing of the Authorized Shares Increase Amendment. Such filing is expected to occur promptly after stockholder approval of this proposal. If this proposal is not approved, our certificate of incorporation would remain unchanged, and the number of authorized shares of common stock would remain 250,000,000. Other than as described herein, this proposed Authorized Shares Increase Amendment effects no other changes to our certificate of incorporation.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL or our certificate of incorporation and bylaws with respect to the proposed amendment to our certificate of incorporation to increase the number of authorized shares of common stock and we will not independently provide the stockholders with any such right if the increase is implemented.

Required Vote and Director Recommendation

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is required for approval of this proposal. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 TO APPROVE THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 2:

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF

THE COMPANY’S OUTSTANDING COMMON STOCK

General

We are seeking stockholder approval for an amendment to our certificate of incorporation authorizing a reverse stock split of the issued and outstanding shares of our common stock, at a ratio within a range of fifty-to-one and not more than three-hundred-to-one (the “reverse stock split”), such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors. The form of the proposed amendment to our certificate of incorporation is attached to this proxy statement as Appendix B (the “Reverse Stock Split Amendment”).

On March 27, 2018, our Board of Directors approved the proposed reverse stock split and the Reverse Stock Split Amendment in order to effect the reverse stock split, subject to stockholder approval, and directed that the Reverse Stock Split Amendment be submitted to a vote of our stockholders at the special meeting.

We are proposing that our Board of Directors have the discretion to select the reverse stock split ratio from within a range between and including fifty-to-one and three hundred-to-one, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a reverse stock split at a ratio that reflects the Board of Directors’ then-current assessment of factors including:

•	the minimum price per share requirements of the New York Stock Exchange (the “NYSE”), the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market;

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

If Proposal 2 is approved and our Board of Directors decides to implement a reverse stock split, we will file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and the reverse stock split will be effective when it is filed with the Secretary of State of the State of Delaware, or such later time as is chosen by the Board of Directors and set forth in the Reverse Stock Split Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse stock split.

Reasons for the Reverse Stock Split

Our Board of Directors believes that the reverse stock split, if implemented, would have the effect of increasing the price of our common stock so that we can meet the price criteria for listing on a national stock exchange on which our securities may be listed.

Our common stock was formerly publicly traded and listed on the NYSE under the symbol “BIOA.” On February 8, 2018, the NYSE notified us that it had suspended trading in our common stock, effective immediately, and had commenced proceedings to delist our common stock from the NYSE. The NYSE took this action when the trading price of our common stock decreased to below $0.16 per share on February 8, 2018. The NYSE, in interpreting the continued listing standards under Section 802.01D of the NYSE’s Listed Company Manual, determined that a trading price of below $0.16 per share was “abnormally low” and, therefore, was cause for suspension of trading and delisting from the NYSE. On February 9, 2018, our common stock started to trade on the OTC Pink Sheets Market. The NYSE’s application to the SEC to delist our common stock became effective on February 27, 2018.

We can provide no assurance that we can or will attempt to obtain or maintain a listing on a national stock exchange or market, or that our common stock will commence trading on such exchange or market (or, if commenced, continue to trade on such exchange or market), whether broker-dealers will continue to provide public quotes of our common stock on this market, whether the trading volume of our common stock will be sufficient to provide for a liquid trading market for our common stock or whether quotes for our common stock may be blocked by such exchange or market in the future. Although we expect that the reverse stock split will result in an increase in the market price of our common stock, the reverse stock split may not result in a permanent increase in the market price of our common stock, which is dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we filed with the SEC.

Certain Risks Associated with the Reverse Stock Split

Reducing the number of outstanding shares of common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, including our financial results, market conditions and the market perception of our business could adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. If the reverse stock split is effectuated, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

There can be no assurance that if we obtain a re-listing on a national stock exchange, the market price per new share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. We are aware that in many cases, the market price of a company’s shares declines after a reverse stock split is implemented.

Accordingly, the total market capitalization of our common stock after the reverse stock split, when and if implemented, may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split if we obtain a re-listing may not exceed or remain higher than the market price prior to the reverse stock split.

Further, the liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that will be outstanding after the reverse stock split, particularly if we are not able to obtain re-listing, and, if we do obtain re-listing, particularly if the stock price does not remain increased as a result of the reverse stock split. In addition, the proposed reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the reverse stock split, the resulting per-share market price may not attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While our Board of Directors proposes the reverse stock split to enable us to bring the price of our common stock up such that we are able to obtain a re-listing on a national exchange or market, there is no guarantee that the price of our common stock will not decrease in the future, or that for any other reason our common stock will not remain in compliance with such trading market’s listing standards.

Potential Effects of the Proposed Reverse Stock Split

General

If this proposal is approved and the reverse stock split is effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. The immediate effect of the reverse stock split would be to reduce the number of shares of our common stock outstanding and to increase the per-share price of our common stock. Following the reverse stock split, our common stock would continue to be listed on OTC Pink Sheets Market, although it would receive a new CUSIP number.

However, we cannot predict the effect of any reverse stock split upon the price of our common stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines because of variables outside of a company’s control, including market volatility, investor response to the news of a reverse stock split and the general economic environment. We cannot assure you that if we re-list and effect the reverse stock split, that the trading price of our common stock will rise in inverse proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, we cannot assure you that the reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our common stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

If our Board of Directors, in its discretion, elects to effect the reverse stock split, we may reduce the authorized number of shares of common stock but are under no obligation to do so. Such a reduction, if implemented, may not be proportionate to the reverse stock split ratio.

Examples of Potential Reverse Stock Split at Various Ratios

The table below provides examples of reverse stock splits at various ratios up to three hundred-to-one, in each case without giving effect to the treatment of fractional shares. If we implement the reverse stock split, the actual number of shares outstanding after giving effect to the reverse stock split will depend on the actual ratio that is determined by our Board of Directors in accordance with the Reverse Stock Split Amendment.

Shares Outstanding at March 14, 2018	Reverse Stock Split Ratio	Shares Outstanding After Reverse Stock Split	Reduction in Shares Outstanding
126,150,655	50 for 1	2,523,013	98.0%
126,150,655	100 for 1	1,261,506	99.0%
126,150,655	150 for 1	841,004	99.3%
126,150,655	200 for 1	630,753	99.5%
126,150,655	250 for 1	504,602	99.6%
126,150,655	300 for 1	420,502	99.7%

The resulting decrease in the number of shares of our common stock outstanding could potentially adversely affect the liquidity of our common stock.

Effects on Ownership by Individual Stockholders

If we implement the reverse stock split, the number of shares of our common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the appropriate ratio and then rounding down to the nearest whole share. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.

Effect on Stock Options and Warrants

In addition, as a result of the reverse stock split, we would adjust all outstanding shares of any stock options and warrants entitling the holders to purchase shares of our common stock, in each case as required by the terms of these securities. In particular, with respect to the 2008 Plan and the 2013 Plan and awards outstanding thereunder, among other effects, appropriate or proportionate adjustments would be made to: (i) the maximum numbers of shares reserved for issuance under the two plans, (ii) the number of stock options or stock appreciation rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a performance-based award, (iii) the number and kind of shares subject to any then-outstanding awards, and (iv) the exercise price for each share subject to any then outstanding stock options and stock appreciation rights, without changing the aggregate exercise price. Pursuant to the terms of the Outstanding Warrants, following the reverse stock split, the exercise price (without changing the aggregate exercise price) and the number of shares issuable upon exercise of the warrants will be adjusted as more fully described in the applicable warrant. The reverse stock split would not otherwise affect any of the rights currently accruing to holders of our common stock, or options or warrants exercisable for our common stock.

Other Effects on Issued and Outstanding Shares

If we implement the reverse stock split, the rights pertaining to the issued and outstanding shares of our common stock would be unchanged after the reverse stock split. Each share of our common stock issued following the reverse stock split would be fully paid and non-assessable.

Reservation of Right to Abandon the Proposed Amendment to our Amended and Restated Certificate of Incorporation

Our Board of Directors reserves the right not to file the Reverse Stock Split Amendment to our certificate of incorporation without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Reverse Stock Split Amendment is approved by our stockholders at the special meeting. By voting in favor of the Reverse Stock Split Amendment, you are expressly also authorizing our Board of Directors to delay, not proceed with, and abandon, the proposed Amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Procedure for Effecting the Proposed Reverse Stock Split and Exchange of Stock Certificates

If stockholders approve this proposal and our Board of Directors does not otherwise abandon the Reverse Stock Split Amendment contemplating the reverse stock split, we will file with the Delaware Secretary of State a Certificate of Amendment to our certificate of incorporation, in the form attached to this proxy statement as Appendix B. The reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Reverse Stock Split Amendment, which we refer to as the “effective time.” Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

Upon the effectuation of the reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Following the reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.

Computershare will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to Computershare. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our certificate of incorporation, or our bylaws with respect to the reverse stock split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.01 per share after the reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our Board of Directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. Other than the reverse stock split proposal, our Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations relating to the participation in the reverse stock split by a U.S. holder (as defined below). Tax consequences to holders other than U.S. holders are not addressed. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “non-U.S. holder” is any beneficial owner of shares of common stock that is a not a U.S. holder.

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes, and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences should result from the reverse stock split:

•	a U.S. holder should not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

•	the aggregate tax basis of the shares deemed received by a U.S. holder in the reverse stock split should be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor (excluding any portion of such basis that is allocated to any fractional share of our shares); and

•	the holding period of the shares received by a U.S. holder in the reverse stock split should include the holding period of the shares deemed surrendered therefor.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our shares surrendered to the shares of our share received pursuant to the reverse stock split. Holders of shares of our shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder who receives cash in lieu of fractional shares in the reverse stock split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the stockholder’s adjusted tax basis allocable to the fractional shares unless the distribution of cash is treated as having the effect of a distribution of dividend, in which case the gain will be treated as dividend income to the extent of our current accumulated earnings and profits as calculated for U.S. federal income tax purposes. Stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a distribution of a dividend.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split in the case of certain U.S. Holders. In addition, U.S. Holders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of such cash if they do not provide their taxpayer identification numbers (in the case of individuals, their social security number) in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Required Vote and Recommendation of the Board of Directors

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is required for approval of this proposal. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:

GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF

NECESSARY TO SOLICIT ADDITIONAL PROXIES

In the event that there are insufficient votes, in person or represented by proxy, at the time of the special meeting to approve Proposal 1 and Proposal 2, our Board of Directors may move to adjourn the special meeting, if necessary or advisable, in order to enable our Board of Directors to solicit additional proxies in favor of the approval of such proposal(s). In that event, we will ask the stockholders to vote only upon the adjournment proposal, and not upon Proposal 1 and Proposal 2.

Required Vote and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock, in person or represented by proxy, and voting on such matter is required for approval of this proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal to adjourn the special meeting.

The adjournment proposal relates only to an adjournment of the special meeting occurring for purposes of soliciting additional proxies for approval of Proposal 1 and Proposal 2 in the event that there are insufficient votes to approve such proposals. BioAmber retains full authority to the extent set forth in its bylaws and Delaware law to adjourn the special meeting for any other purpose, or to postpone the special meeting before it is convened, without the consent of any BioAmber stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3, IF NECESSARY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of February 28, 2018, for:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	our named executive officers;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 111,107,433 shares of common stock outstanding as of February 28, 2018. Options and warrants to purchase shares of our common stock that are exercisable within 60 days of February 28, 2018, are deemed to be beneficially owned by the persons holding these options and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Unless otherwise indicated, the address for each beneficial owner is c/o BioAmber Inc., 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B4W8.

Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percentage of Outstanding Common Shares
5% Stockholders
Sabby Healthcare Master Fund, Ltd.	5,666,666	(1)	5.10%
Intracoastal Capital, LLC	7,556,494	(2)	6.80%
NN Group N.V.	8,198,266	(3)	7.38%
Named Executive Officers, Directors and other Executive Officers
Mario Settino	100,000	(4)	*
Michael A. Hartmann	489,344	(5)	*
James Millis	263,452	(6)	*
Richard Eno	97,222	(7)	*
Kurt Briner	475,294	(8)	*
Raymond J. Land	119,458	(9)	*
Heinz Haller	154,625	(10)	*
Kenneth W. Wall	184,818	(11)	*
Ellen B. Richstone	91,708	(12)	*
Robert Frost	36,000	(13)	*
All Directors and Executive Officers as a group (10 individuals)	2,011,921		1.81%

*	Constitutes less than 1%
(1)

Based solely upon a Schedule 13G filed with the SEC February 16, 2018. Sabby Healthcare Master Fund, Ltd. beneficially owns 0 shares; Sabby Volatility Master Fund, Ltd. beneficially owns 5,666,666 shares, and has shared voting power and shared dispositive power with respect to 5,666,666 shares. Sabby Management, LLC beneficially owns 5,666,666 shares, and has shared voting power and shared dispositive power with respect to 5,666,666 shares. Hal Mintz beneficially owns 5,666,666 shares, and has shared voting power and shared dispositive power with respect to 5,666,666 shares. Sabby Management, LLC and Hal Mintz do not directly own any shares of Common Stock, but each indirectly owns 5,666,666 shares of Common Stock.

Sabby Management, LLC indirectly owns 5,666,666 shares of Common Stock by as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns 5,666,666 shares of Common Stock in his capacity as manager of Sabby Management, LLC. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities owned except to the extent of their pecuniary interest therein. The address for Sabby Management is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. The address for Mr. Mintz is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.
(2)	Based solely upon a Schedule 13G filed with the SEC on February 20, 2018 of the following parties: Mitchell P. Kopin, Daniel B. Asher and Intracoastal Capital LLC (each members of Marlin Capital Investments LLC). The Schedule 13G reported that, as of close of business on February 16, 2018, each of Messrs. Kopin and Asher and Intracoastal Capital LLC may have been deemed to have beneficial ownership of 7,556,494 shares of Common Stock, consisting of (i) 7,223,334 shares of Common Stock held by Intracoastal and (ii) 333,150 shares of Common Stock issuable upon exercise of a February 2018 Warrant held by Intracoastal (“Intracoastal Warrant 1”), and all such shares of Common Stock in the aggregate represent beneficial ownership of approximately 9.99% of the Common Stock, based on (1) 68,084,089 shares of Common Stock outstanding as of February 16, 2018, as reported to the Reporting Persons by the Issuer, plus (2) 7,223,344 shares of Common Stock issued to Intracoastal upon exercise of a February 2018 Warrant held by Intracoastal (“Intracoastal Warrant 3”) on February 16, 2018 and (3) 333,150 shares of Common Stock issuable upon exercise of Intracoastal Warrant 1. The foregoing excludes: (I) 3,666,850 shares of Common Stock issuable upon exercise of Intracoastal Warrant 1 because Intracoastal Warrant 1 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 1 to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Common Stock, (II) 4,000,000 shares of Common Stock issuable upon exercise of a February 2018 Warrant held by Intracoastal (“Intracoastal Warrant 2”) because Intracoastal Warrant 2 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 2 to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Common Stock, (III) 725,774 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 4”) because Intracoastal Warrant 4 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 4 to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common Stock, and (IV) 74,695 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 5”) because Intracoastal Warrant 5 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 5 to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common Stock. Without such blocker provisions, each of the Reporting Persons may have been deemed to have beneficial ownership of 16,023,813 shares of Common Stock. The reporting persons share voting power over the shares and share dispositive power over 7,529,494 of the shares. The address of Intercoastal and Mr. Kopin is 245 Palm Trail, Delray Beach, FL 33483. The address of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, IL 60604.
(3)	Based solely upon a Schedule 13G/A filed with the SEC on March 9, 2018. NN Group N.V. has sole voting power with respect to none of the shares, shared voting power with respect to 8,055,465 shares and sole dispositive power with respect to 8,198,266 shares. NN Group N.V. is reporting beneficial ownership of the shares in its capacity the parent holding company of each of NN Investment Partners B.V. and NN Investment Partners Luxembourg S.A. The address of NN Group N.V. is Schenkkade 65, 2595 AS, The Hague, The Netherlands.
(4)	Includes (i) 50,000 shares of common stock and (ii) 50,000 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.

(5)	Includes (i) 153,476 shares of common stock, (ii) 5,701 shares of common stock issuable upon exercise of warrants within 60 days of February 28, 2018, and (iii) 330,167 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(6)	Includes (i) 14,433 shares of common stock and (ii) 249,019 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(7)	Includes 97,222 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(8)	Includes (i) 285,978 shares of common stock, (ii) 48,290 shares of common stock issuable upon exercise of warrants within 60 days of February 28, 2018, and (iii) 141,026 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(9)	Includes (i) 14,833 shares of common stock and (ii) 104,625 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(10)	Includes (i) 50,000 shares of common stock, and (ii) 104,625 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(11)	Includes (i) 71,227 shares of common stock and (ii) 113,591 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(12)	Includes (i) 13,333 shares of common stock and (ii) 78,375 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.
(13)	Includes 36,000 shares of common stock issuable upon exercise of options that vest within 60 days of February 28, 2018.

STOCKHOLDERS’ PROPOSALS

Stockholder Proposals to be Brought Before the Special Meeting

Pursuant to our bylaws, because this is a special meeting of stockholders and is not being held in lieu of an annual meeting of stockholders, our stockholders may not propose business to be brought at the special meeting.

Stockholder Proposals to be Brought Before the Annual Meeting

Our bylaws provide that, for nominations of persons for election to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice to our Secretary at BioAmber Inc., 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B4W8, not later than the close of business ninety days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, the bylaws also provide that in the event the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice must be delivered not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

The advance notice requirements for the Annual Meeting, which is the first annual meeting following the initial public offering of our common stock, are as follows: a stockholder’s notice shall be timely if delivered to our Secretary at the address set forth above not later than the close of business on the later of the ninetieth day prior to the scheduled date of the Annual Meeting or the tenth day following the day on which public announcement of the date of the Annual Meeting is first made or sent by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2018 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we would have had to have received such proposals no later than November 30, 2017. Such proposals must have been delivered to our Secretary, c/o BioAmber Inc., 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B4W8.

WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any materials BioAmber files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the Public Reference Room. The SEC also maintains an internet website at www.sec.gov that contains periodic and current reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The NYSE suspended trading in our common stock and commenced delisting procedures on February 8, 2018. On February 9, 2018, our common stock started to trade on the OTC Pink Sheets Market. The NYSE’s application to the Securities and Exchange Commission to delist the Company’s common stock became effective on February 27, 2018. These documents are also available, free of charge, through the investor relations section of our website, which is located at www.bio-amber.com. Information contained on or accessible through our website is not a part of this proxy statement.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Computershare Trust Company, N.A. and some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements for beneficial owners of our common stock. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders.

If you have received only one copy of this proxy statement at a shared address but you wish to receive additional copies, or any future proxy statement or annual report or if you are receiving multiple copies and would like to receive only one copy per household, please contact BioAmber Investor Relations at 1250 Rene Levesque West, Suite 4310, Montreal, Quebec, Canada H3B4W8 or call (514) 844-8000, Ext. 260.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the special meeting other than the matters referred to above and does not intend to bring any other matters before the special meeting. However, if other matters should come before the special meeting, it is intended that holders of the proxies will vote thereon in their discretion.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 30, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

BY ORDER OF THE BOARD OF DIRECTORS

OF BIOAMBER INC.

Mario Settino

Chief Financial Officer and Secretary

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIOAMBER INC.

BioAmber Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”);

DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The name of the corporation (the “Corporation”) is: BioAmber Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on May 2, 2013 (the “Restated Charter”).

THIRD: The Restated Charter is hereby amended as follows:

Article FOURTH of the Charter is hereby amended by changing the first paragraph so that, as amended, it shall read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is one billion five million (1,005,000,000), of which (i) one billion (1,000,000,000) shares shall be a class designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”).”

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this            day of                    , 2018.

BIOAMBER INC.

By:
Name:
Title:

A-1

Appendix B

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIOAMBER INC.

BioAmber Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”);

DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The name of the corporation (the “Corporation”) is: BioAmber Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on May 2, 2013 (the “Restated Charter”).

THIRD: The Restated Charter is hereby amended as follows:

(a) Article FOURTH of the Charter is hereby amended by changing the first sentence so that, as amended, it shall read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, consisting of 50,000,000 shares designated as Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.”

(b) Article FOURTH of the Charter, is hereby supplemented by addition of the following paragraph as new the third paragraph:

“Upon the effective date of filing this Restated Certificate of Incorporation with the Secretary of State of Delaware (the “Effective Date”) every [fifty to three hundred] shares of Common Stock then issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be combined into one share of Common Stock, without any further action by the holders of such shares (the “Reverse Stock Split”). Each outstanding stock certificate of the Corporation which, immediately prior to the Effective Date, represents one or more shares of Common Stock shall thereafter be deemed to represent the appropriate number of shares of Common Stock, taking into account the Reverse Stock Split until such old stock certificate is exchanged for a new stock certificate reflecting the appropriate number of shares resulting from the Reverse Stock Split. Upon surrender by a holder of Common Stock of a certificate or certificates for Common Stock, duly endorsed, at the office of the Corporation, the Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a new certificate or certificates for the number of shares of Common Stock, to which such holder shall be entitled as a result of the Reverse Stock Split. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Corporation’s Board of Directors. All share and per share amounts set forth in this Restated Certificate give effect to the Reverse Stock Split and no further adjustment shall be made to the Restated Certificate as a result of such Reverse Stock Split.”

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

B-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this            day of                        , 2018.

BIOAMBER INC.

By:
Name:
Title:

B-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02TGDC 1 U P X Special Meeting Proxy Card . A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3: NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IMPORTANT SPECIAL MEETING INFORMATION 2. To consider and vote upon a proposal to approve an amendment to BioAmber’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than fifty-to-one and not more than three-hundred-to-one, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors. For Against Abstain 1. To consider and vote upon a proposal to approve an amendment to BioAmber’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock, par value $0.01 per share, of BioAmber from 250,000,000 to 1,000,000,000. 3. To consider and vote upon a proposal to approve one or more adjournments to the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting cast in favor of Proposal 1 or Proposal 2. For Against Abstain 1234 5678 9012 345 MR A SAMPLE ( THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 C 1234567890 J N T 3 7 5 6 3 9 1 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 26, 2018. Vote by Internet • Go to www.investorvote.com/BIOA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOAMBER INC. The undersigned hereby appoints Mario Settino and Thomas Desbiens as proxies and attorneys-in-fact of the undersigned, each with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote all the shares of common stock of BioAmber Inc. (the “Company”) standing in the name of the undersigned on March 15, 2018, with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of the Company to be held on April 27, 2018 or at any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Shareholders of the Company and Proxy Statement is hereby acknowledged. In order for your vote to be submitted by this proxy, you must (i) properly complete the telephone or Internet voting instructions no later than 11:59 P.M. Eastern Time on April 26, 2018 or (ii) properly complete and return this proxy card so your vote is received prior to the vote at the Special Meeting of Shareholders of the Company. Submitting your proxy by mail, via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting of Shareholders of the Company. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. (Continued, and to be marked, dated and signed, on the other side.) Proxy — BioAmber Inc. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 27, 2018. The proxy statement is available at www.edocumentview.com/BIOA. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q